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                                                                  Exhibit 10.T.6


                               CUSTODIAL AGREEMENT


                  CUSTODIAL AGREEMENT (this "Custodial Agreement") dated as of September 1, 1998, made by and among:

         (i) FINOVA CAPITAL CORPORATION, a Delaware corporation, as Servicer (the "Servicer");

         (ii) LaSalle National Bank, as Custodian (in such capacity, the "Custodian");

         (iii) FINOVA COMMERCIAL MORTGAGE LOAN OWNER TRUST 1998-1, as Trust (the "Trust"); and

         (iv)     WILMINGTON TRUST COMPANY as Owner Trustee (the "Owner
                  Trustee").


                                    RECITALS

                  The Servicer, FINOVA CAPITAL CORPORATION, as Loan Originator (the "Loan Originator"), FINOVA CAPITAL CORPORATION, as Transfer Obligor, the Owner Trustee, the Trust and FINOVA Realty Capital Funding, L.P., as Depositor (the "Depositor"), are parties to the Trust and Servicing Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified and in effect from time to time, the "Trust and Servicing Agreement"), pursuant to which the Trust has agreed, subject to the terms and conditions thereof, to purchase Loans (as defined in the Trust and Servicing Agreement) from the Depositor and upon purchase to convey such Loans to Trust.

                  It is a condition precedent to the issuance of the Certificates that the parties hereto execute and deliver this Custodial Agreement to provide for the appointment of the Custodian as custodian of the Custodial Loan Files (as defined in the Trust and Servicing Agreement) conveyed to the Trust for the benefit of the Holders of the Certificates. Accordingly, the parties hereto agree as follows:

                  Section 1. Definitions.

                  Unless otherwise defined herein, terms defined in the Trust and Servicing Agreement, as modifications to such terms are approved by the Custodian, shall have their respective assigned meanings when used herein, and the following terms shall have the following meanings:

                  "Authorized Representative" shall have the meaning specified in Section 18 hereof.
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                  "Custodial Delivery Failure" shall have the meaning specified in Section 13 hereof.

                  "Exception" shall mean, with respect to any Custodial Loan File, any of the following: (i) any variance from the requirements of Section 3(c) hereof with respect to such Custodial Loan File (giving effect to the Loan Originator's right to deliver certified copies in lieu of original documents in certain circumstances), (ii) a Custodial Loan File that has been temporarily released to the Loan Originator pursuant to Section 5(a) hereof or to the Servicer pursuant to Section 5(b)(iii) hereof, (iii) a Loan for which an officer of the Custodian with particular responsibility for the transactions contemplated by this Agreement (such officer, a "Responsible Officer") receives written notice or has actual knowledge of a lien or security interest in respect of the related Loan in favor of a Person other than the Trust and (iv) a Bailee Loan for which the Custodian has failed to receive the related Custodial Loan File by the third Business Day following the applicable Transfer Date.

                  "Governmental Authority" shall mean the United States of America, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and having jurisdiction over the applicable Person.

                  "Loan Schedule and Exceptions Report" shall mean a list generated by the Custodian in accordance with Section 3 hereof, of Loans with respect to which the Custodian holds the Custodial Loan File for the benefit of the Trust as of the close of business on the prior Business Day, which list includes codes indicating all Exceptions with respect to each Custodial Loan File listed thereon. Each Loan Schedule and Exceptions Report shall set forth
(a) all Loans, (b) the related Transfer Date for each Loan, (c) all Loans released by the Custodian since the prior Loan Schedule and Exceptions Report and (d) all Exceptions, with any updates thereto from the prior Loan Schedule and Exceptions Report.

                  "Review Procedures" shall mean the procedures regarding the Custodian's review of the Custodial Loan Files attached as Annex I hereto.

                  Section 2. Appointment of Custodian; Delivery of Custodial Loan File.

                  By executing and delivering this Custodial Agreement, the Owner Trustee has appointed the Custodian to act as agent and custodian for the exclusive benefit of the Trust with respect to the Loan Documents. The Custodian hereby accepts such appointment and agrees to maintain and hold all Loan Documents at any time delivered to it as bailee and custodian for the exclusive benefit of the Trust. The Custodian acknowledges and agrees that the Custodian is acting and will act with respect to the Loan Documents for the exclusive benefit of the Trust and is not, and shall not at any time in the future be, subject with respect to the Loan Documents, in any manner or to any extent, to the direction or control of the Loan Originator, Servicer or Depositor except as expressly permitted hereby. The Custodian agrees to act in accordance with this Custodial Agreement and in accordance with any written instructions from the Trust delivered pursuant hereto consistent herewith. Under no circumstances shall the Custodian deliver possession of any Loan Documents to the Loan



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Originator, the Servicer or the Depositor or any Person other than the Trust except in accordance with the express terms of this Custodial Agreement or otherwise upon the written instruction of the Majority Certificateholders.

                  Section 3. LPA Assignment; Loan Schedule and Exceptions
Report.

                  (a) With respect to each Transfer Date, no later than 10:30 a.m. New York City time one (1) Business Day prior to such Transfer Date, the Loan Originator shall provide the Custodian and the Initial Class A Certificateholder with an LPA Assignment and a related Loan Schedule (such information contained on the Loan Schedule shall be delivered to the Custodian and the Initial Certificateholder in computer-readable form acceptable to the Custodian and Initial Class A Certificateholder) with respect to the Loans to be delivered to the Custodian on such Transfer Date. If the Custodian has received such LPA Assignment and Loan Schedule by the time set forth above, and has received a Custodial Loan File for each Loan identified on the Loan Schedule on or prior to such Transfer Date, then on such Transfer Date, the Custodian will deliver, via facsimile and by modem, no later than 2:00 p.m., New York City time, to the Owner Trustee, with a copy to the Initial Class A Certificateholder, the Loan Originator and the Trust, a Loan Schedule and Exceptions Report with respect to such Loans.

                  (b) With respect to the substitution by the Loan Originator of a Qualified Substitute Loan pursuant to Section 3.05 or 4.05 of the Trust and Servicing Agreement, the Loan Originator shall provide the Custodian with an updated Loan Schedule (such information contained on the Loan Schedule shall be delivered to the Custodian in computer-readable form) with respect to such Qualified Substitute Loans to be conveyed to the Owner Trustee. The Custodian shall, no later than 2:00 p.m., New York City time on the second Business Day after the Custodian's receipt of the Custodial Loan File with respect thereto, deliver, via facsimile and by modem, to the Owner Trustee, with a copy to the Initial Class A Certificateholder, the Loan Originator and the Trust, a Loan Schedule and Exceptions Report with respect to each such Loan.

                  (c) Each Loan Schedule and Exceptions Report shall list all Exceptions using such codes as shall be in form and substance agreed to by the Custodian and the Initial Class A Certificateholder. The delivery of each Loan Schedule and Exceptions Report to the Owner Trustee and the Initial Class A Certificateholder shall be the Custodian's representation that, other than the Exceptions listed therein: (A) the Custodial Loan File for the related Loan has been delivered and is in the possession of the Custodian (except as specifically permitted by the Basic Documents with respect to Bailee Loans), (B) all Loan Documents delivered to it have been reviewed by the Custodian in accordance with the Review Procedures and appear on their face to be regular and to relate to such Loan, (C) based upon a review of the Promissory Note, items (i), (ii),
(iii), (ix), (xi) and (xii) as of the origination date of the Loan with respect to such Loan, as set forth in the Loan Schedule delivered by the Loan Originator to the Custodian are the same as shown in the Promissory Note and (D) each Loan identified on such Loan Schedule and Exceptions Report is being held by the Custodian as the bailee for the Owner Trustee pursuant to this Custodial Agreement.



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                  (d) In connection with each Loan Schedule and Exceptions
Report delivered hereunder by the Custodian, the Custodian shall make no representations as to and shall not be responsible to verify (A) the validity, legality, enforceability, due authorization, recordability, sufficiency, or genuineness of any of the documents contained in each Custodial Loan File or (B) the collectability, insurability, effectiveness or suitability of any such Loan. Subject to the preceding sentence, the Loan Originator hereby gives the Custodian notice that from and after each Transfer Date, the Trust is the sole owner of each Loan identified on a Loan Schedule and Exceptions Report until such time that the Custodian receives written notice from the Initial Class A Certificateholder that the Trust no longer owns such Loan.

                  (e) Notwithstanding and in addition to the foregoing, in the event that the Custodian identifies a change to the Exceptions listed on the prior Loan Schedule and Exceptions Report, the Custodian shall perform any Review Procedures required with respect thereto and deliver an updated Loan Schedule and Exceptions Report reflecting such change to the Loan Originator, the Owner Trustee and the Initial Class A Certificateholder, via facsimile or modem, no later than 2:00 p.m., New York City time on the next succeeding Business Day. Each Loan Schedule and Exceptions Report delivered by the Custodian to the Initial Class A Certificateholder shall supersede and cancel the Loan Schedule and Exceptions Report previously delivered by the Custodian to the Initial Class A Certificateholder hereunder.

                  Section 4. Obligations of the Custodian.

                  (a) The Custodian shall maintain continuous custody of all items constituting the Custodial Loan Files in secure facilities in accordance with customary standards for such custody and shall reflect in its records the interest of the Trust therein. Each Promissory Note and Assignment of Mortgage shall be maintained in fire resistant facilities.

                  (b) With respect to the Loan Documents constituting each Custodial Loan File, the Custodian shall (i) act exclusively as the bailee of, and custodian for, the Owner Trustee, (ii) hold all documents constituting such Custodial Loan File received by it for the exclusive use and benefit of the Trust, and (iii) transfer Loan Documents to the Loan Originator and Servicer or at their direction, only in accordance with the terms of this Custodial Agreement.

                  (c) In the event that (i) the Owner Trustee, the Loan Originator, the Servicer or the Custodian shall be served by a third party with any type of levy, attachment, writ or court order with respect to any Custodial Loan File or any Loan Document included therein or (ii) a third party shall institute any court proceeding by which any Custodial Loan File or any Loan Document included therein shall be required to be delivered otherwise than in accordance with the provisions of this Custodial Agreement, the party receiving such service shall promptly deliver or cause to be delivered to the other parties to this Custodial Agreement and the Initial Class A Certificateholder copies of all court papers, orders, documents and other materials concerning such proceedings. The Custodian shall, to the extent permitted by law, continue to hold and maintain all the Loan Documents that are the subject of such proceedings pending an order of a court of competent jurisdiction permitting or directing disposition



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thereof. Upon final determination of such court, the Custodian shall dispose of such Custodial Loan File or any Loan Document included therein as directed by such court. Expenses of the Custodian incurred as a result of such proceedings shall be borne by the Servicer and reimbursed to the Custodian on a current basis.

                  (d) The parties hereto hereby acknowledge that the Custodian shall not be responsible for the validity and perfection of the Owner Trustee's security interest in the Loan Documents hereunder, other than the Custodian's obligation to take possession of Loan Documents as set forth in Section 2 hereof.

                  Section 5. Release of Loan Documents.

                  (a) To the Loan Originator. The Custodian is hereby authorized to release Loan Documents relating to Loans in the possession of the Custodian to the Loan Originator, or its designee, against a Request for Release and Receipt executed by the Loan Originator and consented to by the Initial Class A Certificateholder in the form of Annex 2-A hereto, for the purpose of (i) effecting repurchases or substitutions of Loans by the Loan Originator in accordance with Sections 3.05 and 4.05 of the Trust and Servicing Agreement or
(ii) correcting documentary deficiencies relating thereto.

                  In the Request for Release and Receipt, the Loan Originator or its designee shall agree to return to the Custodian each document previously released from the Custodial Loan File pursuant to subclause (ii) of the preceding paragraph within 10 calendar days of receipt thereof. In the Request for Return and Receipt, the Loan Originator shall represent and warrant to the Owner Trustee that any such request by the Loan Originator for release of Loan Documents for correction of documentary deficiencies shall be solely for the purposes of correcting such deficiencies in preparation for returning such Loan Documents to the Custodian and that the Loan Originator has requested such release in compliance with all terms and conditions of such release set forth in the Trust and Servicing Agreement.

                  (b) To the Servicer. From time to time until otherwise notified by the Majority Certificateholders, the Custodian is hereby authorized upon receipt of Request for Release and Receipt of the Servicer and written notice thereof to the Initial Class A Certificateholder in the Form of Annex 2-B hereto, to release Loan Documents in the related Custodial Loan File in the possession of the Custodian to or at the direction of the Servicer for any Loan with respect to which (i) foreclosure proceedings have been or are being brought by the Servicer pursuant to the Trust and Servicing Agreement or the Loan is otherwise being liquidated pursuant to Accepted Servicing Procedures and the Trust and Servicing Agreement (ii) all amounts owing thereunder have been paid and deposited into the Collection Account or (iii) a temporary release may be necessary in order to facilitate the servicing of such Loan in accordance with the Servicing Standard and the terms of the Trust and Servicing Agreement. Such release and delivery shall not exceed five (5) Custodial Loan Files on any one date. In connection with any temporary release pursuant to subclause (iii), the Servicer shall return all released Loan Documents to the Custodian promptly after the need for possession of such


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documentation has ceased. The Custodian shall note the return of such Loan
Documents on the Loan Schedule and Exceptions Report on the Business Day following such return.

                  (c) To the Trust. The Custodian is hereby authorized upon receipt of a Request for Release and Receipt of the Trust and consent thereto by the Initial Class A Certificateholder in the Form of Annex 2-C hereto, to release the Custodial Loan File in the possession of the Custodian with respect to each Loan listed on such request.

                  (d) Following notification by any Certificateholder or the Owner Trustee (which may be by facsimile) to the Custodian that a Default or Event of Default has occurred and is continuing, the Custodian shall not release, or incur any liability to the Loan Originator, the Servicer, the Trust or any other Person for refusing to release, any Loan Document without the express prior written consent of the Majority Certificateholders, which consent shall not be unreasonably withheld.

                  (e) The parties hereto hereby acknowledge that the Custodian's obligations with respect to any documents released pursuant to this Section 5 shall be limited to verifying the authenticity of a Request for Release and Receipt and consent thereto by comparing the signatures on such documents to those provided on Annexes 3, 4, 6 and 7 attached hereto and accurately recording each release on the next Business Day following receipt of such Request for Release and Receipt. The Custodian will effect a release no later than 5:00 p.m., New York City time, one Business Day following the day on which such request was made after the Custodian has certified to the compliance with the terms of this Section 5(a)-(c).

                  Section 6. Fees and Expenses of Custodian.

                  The Custodian shall charge such fees for its services under this Custodial Agreement as are set forth in a separate agreement between the Custodian and the Servicer, which fees shall not be altered without the prior written consent of the Majority Certificateholders. The expenses of the Custodian (exclusive of its fees) under this Custodial Agreement shall be the obligation of the Servicer to the extent not paid pursuant to Section 7.01(c)(3)(i) of the Trust and Servicing Agreement.

                  Section 7. Removal or Resignation of Custodian.

                  (a) The Custodian may at any time resign and terminate its obligations under this Custodial Agreement upon at least 60 days' prior written notice to the Servicer, the Initial Class A Certificateholder, the Trust and the Owner Trustee. Promptly after receipt of notice of the Custodian's resignation, the Majority Certificateholders shall appoint, by written instrument, a successor custodian, acceptable to them in their sole discretion. One original counterpart of such instrument of appointment shall be delivered to each of the Loan Custodian and the successor custodian.

                  (b) The Majority Certificateholders, upon at least 60 days' prior written notice to the Custodian, the Servicer and the Trust, may remove and discharge the Custodian (or any successor custodian thereafter appointed) from the performance of its obligations under



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this Custodial Agreement. Promptly after the giving of notice of removal of the
Custodian, the Majority Certificateholders shall appoint, by written instrument, a successor custodian acceptable to them in their sole discretion.

                  (c) In the event of any such resignation or removal, the Custodian shall promptly transfer to the successor custodian, as directed in writing, all the Custodial Loan Files being administered under this Custodial Agreement and, if any endorsements on the Promissory Notes, the Assignments of Mortgage or Assignments of Loan Documents have been completed in the name of the Custodian, assign such Mortgages, Loan Documents and endorse without recourse, representation or warranty such Promissory Notes as directed by the Owner Trustee. The cost of the shipment of Custodial Loan Files arising out of the resignation of the Custodian shall be at the expense of the Custodian; and any cost of shipment arising out of the removal of the Custodian shall be at the expense of the Servicer. The Servicer shall be responsible for the fees and expenses of the successor custodian and the fees and expenses for endorsing the Promissory Notes and assigning the Mortgages if required pursuant to this paragraph. If no successor Custodian is appointed within the 60 days written notice period, the Custodian may petition a court of competent jurisdiction to appoint a successor Custodian.

                  Section 8. Examination of Custodial Loan Files.

                  Upon reasonable prior notice to the Custodian and at the Servicer's expense, any Certificateholder, the Servicer, the Trust, the Owner Trustee and each of their respective agents, accountants, attorneys and auditors will be permitted during normal business hours to examine the Custodial Loan Files, documents, records and other papers in the possession of or under the control of the Custodian relating to any or all of the Loans.

                  Section 9. Insurance of Custodian.

                  At its own expense, the Custodian shall maintain at all times during the existence of this Custodial Agreement and keep in full force and effect fidelity insurance, theft of documents insurance, forgery insurance and errors and omissions insurance. All such insurance shall be in amounts, with standard coverage and subject to deductibles, all as is customary for insurance typically maintained by banks which act as custodian of collateral substantially similar to the Loan Documents. Upon request, the Owner Trustee shall be entitled to receive a certificate of the respective insurer that such insurance is in full force and effect.

                  Section 10. Representations and Warranties.

                  The Custodian represents and warrants to the Owner Trustee that:

                  (i) the Custodian has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Custodial Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Custodial Agreement;

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                  (ii) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of the Custodian) is required in connection with the execution, delivery, performance, validity or enforceability of this Custodial Agreement;

                  (iii) this Custodial Agreement has been duly executed and delivered on behalf of the Custodian and constitutes a legal, valid and binding obligation of the Custodian enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether enforcement is sought in a proceeding in equity or at law); and

                  (iv) the Custodian is not an Affiliate of the Loan Originator, the Servicer, the Depositor or the Trust.

                  Section 11. Statements.

                  Promptly following the request from time to time of any Certificateholder, the Owner Trustee, the Loan Originator, the Servicer or the Trust, the Custodian shall provide to such requesting party a list of all of the Loans for which the Custodian holds a Custodial Loan File pursuant to this Custodial Agreement. Such list shall be in the form of a Loan Schedule and Exceptions Report. Upon the reasonable prior written request of such requesting party, the Custodian shall make copies (at the expense of the Servicer) of any documents relating to such Loans for such requesting party.

                  Section 12. No Adverse Interest of Custodian or Owner Trustee.

                  By execution of this Custodial Agreement, the Custodian represents and warrants that it currently holds, and during the existence of this Custodial Agreement shall hold, no adverse interest, by way of security or otherwise, in any Loan, and hereby waives and releases any such interest which it may have in any Loan as of the date hereof. The Loans shall not be subject to any security interest, lien or right to set-off by the Custodian or any third party claiming through the Custodian, and the Custodian shall not convey, pledge, encumber, hypothecate, transfer, dispose of, or otherwise grant any third party interest in, any Loan or Loan Document. The Custodian hereby represents and warrants that it has no knowledge of any adverse claim with respect to the Owner Trust Estate.

                  Section 13.       Indemnification of Custodian.

                  (a) The Servicer hereby agrees to indemnify and hold the Custodian and its directors, officers, agents, employees and "control persons" within the meaning of the Act and the Securities Exchange Act of 1934, as amended, harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorney's fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out



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of this Custodial Agreement or any action taken or not taken by it or them hereunder unless such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements were imposed on, incurred by or asserted against the Custodian relating to or arising out of a Custodial Delivery Failure or the Custodian's negligence, bad faith or willful misconduct. The foregoing indemnification shall survive any resignation or removal of the Custodian or the termination or assignment of this Custodial Agreement.

                  (b) In the event that the Custodian fails to produce a Promissory Note that was in its possession pursuant to Section 2 within two (2) Business Days after required or requested by the Loan Originator, Servicer, Trust or Owner Trustee, and provided that (i) Custodian's most recent Loan Schedule and Exceptions Report did not list such Promissory Note as an Exception thereon; (ii) such Promissory Note is not released pursuant to a Request for Release and Receipt in the form annexed hereto as Annex 2-A, B or C; and (iii) such Promissory Note was held by the Custodian on behalf of the Owner Trustee (a "Custodial Delivery Failure"), then the Custodian shall at its sole cost and expense, with respect to any such missing Promissory Note, promptly deliver to the Trust with a copy to the Initial Class A Certificateholder, the Loan Originator, the Servicer and the Trust, a Lost Note Affidavit in the form of Annex 8 hereto.

                  (c) The Custodian agrees to indemnify and hold the Owner Trustee, the Loan Originator, the Trust and their respective Affiliates and designees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorney's fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of a Custodial Delivery Failure or the Custodian's negligence, bad faith or willful misconduct. The foregoing indemnification shall survive any termination or assignment of this Custodial Agreement.

                  Section 14. Reliance of Custodian.

                  In the absence of bad faith on the part of the Custodian, the Custodian may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instruction, certificate, opinion or other document furnished to the Custodian, reasonably believed by the Custodian to be genuine and to have been signed or presented by the proper party or parties and conforming to the requirements of this Custodial Agreement; but in the case of any Loan Document or other request, instruction, document or certificate which by any provision hereof is specifically required to be furnished to the Custodian, the Custodian shall be under a duty to examine the same in accordance with the requirements of this Custodial Agreement to the extent specifically set forth herein.

                  Section 15. Term of Custodial Agreement.

                  Promptly after written notice from the Initial Class A Certificateholder of the termination of the Trust and Servicing Agreement and the payment in full of all amounts owing to the Class A Certificateholders thereunder, the Custodian shall deliver all documents



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

remaining in the Custodial Loan Files to or at the direction of the Trust, and this Custodial Agreement shall thereupon terminate.

                  Section 16. Notices.

                  All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when received by the recipient party at the address shown on its signature page hereto, or at such other addresses as may hereafter be furnished to each of the other parties by like notice. The Custodian's office is located at the address set forth on its signature page hereto, and the Custodian shall notify the Owner Trustee, the Servicer and the Initial Class A Certificateholder if such address should change.

                  Section 17. Governing Law.

                  This Custodial Agreement shall be construed in accordance with the laws of the State of New York, and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to the conflict of laws doctrine applied in such state.

                  Section 18. Authorized Representatives.

                  Each individual designated as an authorized representative of the Initial Class A Certificateholder, the Loan Originator, the Custodian, the Servicer and the Trust, respectively (an "Authorized Representative"), is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Custodial Agreement on behalf of the Initial Class A Certificateholder, the Loan Originator, the Custodian, the Servicer and the Trust, as the case may be, and the specimen signature for each such Authorized Representative, initially authorized hereunder, is set forth on Annexes 3, 4, 5, 6 and 7 hereof, respectively. From time to time, Initial Class A Certificateholder, the Loan Originator, the Custodian, the Servicer and the Trust or their respective successors or permitted assigns may, by delivering to the others a revised annex, change the information previously given pursuant to this Section 18, but each of the parties hereto shall be entitled to rely conclusively on the then current annex until receipt of a superseding annex. To determine the identity of the Majority Certificateholders for purposes of receiving instructions therefrom, the Custodian shall be entitled to conclusively rely on a certification from the party or parties purporting to be the Majority Certificateholders as to their status as Majority Certificateholders.

                  Section 19. Amendment.

                  This Custodial Agreement may be amended from time to time with the prior written consent of the Majority Certificateholders by written agreement signed by the Servicer, the Owner Trustee and the Custodian.



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                  Section 20. Cumulative Rights.

                  The rights, powers and remedies of the Custodian and the Trust under this Custodial Agreement shall be in addition to all rights, powers and remedies given to the Custodian and the Owner Trustee by virtue of any statute or rule of law, the other Basic Documents or any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing the Owner Trustee's security interest in the Loan Documents.

                  Section 21. Binding Upon Successors.

                  All of the respective rights and obligations of each of the parties to this Custodial Agreement shall inure to the benefit of and bind each party hereto and their respective successors and permitted assigns.

                  Section 22. Entire Agreement; Severability.

                  This Custodial Agreement and the other Basic Documents contain the entire agreement with respect to the Custodian and the Custodial Loan Files. If any of the provisions of this Custodial Agreement shall be held invalid or unenforceable, this Custodial Agreement shall be construed as if not containing such provisions, and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

                  Section 23. Execution In Counterparts.

                  This Custodial Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

                  Section 24. Tax Reports.

                  The Custodian shall not be responsible for the preparation or filing of any reports or returns relating to federal, state or local income taxes with respect to this Custodial Agreement, other than in respect of the Custodian's compensation or for reimbursement of expenses.

                  Section 25. Transmission of Custodial Files.

                  Written instructions as to the method of shipment and shipper(s) the Custodian is directed to utilize in connection with transmission of mortgage files and loan documents in the performance of the Custodian's duties hereunder shall be delivered by the Servicer to the Custodian prior to any shipment of any mortgage files and loan documents hereunder. The Servicer will arrange for the provision of such services at its sole cost and expense (or, at the Custodian's option, reimburse the Custodian for all costs and expenses incurred by the Custodian consistent with such instructions) and will maintain such insurance against loss or damage to Custodial Loan Files as the Servicer deems appropriate. Without limiting the generality of the provisions of Section 13 above, it is expressly agreed that in no event shall the Custodian have any liability for any losses or damages to any person, including without limitation, the Servicer, arising out of actions of the Custodian consistent with instructions of the Servicer.

                  Section 26.  Procedures for Bailee Loans.

                  The Trust, the Owner Trustee, and Custodian agree as follows:

                   (a) Bailee Agreement. The Loan Originator shall deliver a fully executed Bailee Agreement and an Identification Certificate to the Bailee pursuant to the related Bailee Agreement ("Identification Certificate") and on or prior to the Transfer Date indicated on the Identification Certificate delivered by the Loan Originator, the Loan Originator shall have caused to be delivered to the Bailee the documents required pursuant to the Bailee Agreement, upon which the Bailee shall be required to (i) hold the Custodial Loan File in connection with such Bailee Loan as bailee and agent for the Initial Class A Certificateholder and (ii) forward the Custodial Loan File in connection with such Bailee Loan to the Custodian, via fully insured courier reasonably acceptable to Initial Class A Certificateholder, for receipt no later than the third Business Day following the related Transfer Date.

                  (b) Transfer Date Delivery to Custodian. Bailee shall have delivered by facsimile to the Custodian those documents listed in Section 3.04(a)(B)(i) of the Trust and Servicing Agreement.







                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, this Custodial Agreement was duly executed by the parties hereto as of the day and year first above written.


                             FINOVA CAPITAL CORPORATION,
                                as Servicer


                             By:   /s/ Meilee Smythe
                                ------------------------------------------------
                                   Name:  Meilee Smythe
                                   Title: Senior Vice President- Treasurer



                             Address for Notices:
                             FINOVA Capital Corporation
                             1850 N. Central Ave.
                             Phoenix, AZ 85004
                             Attention: Frederick C. Bauman
                             Telecopy number:  (602) 207-5036
                             Telephone number:  (602) 207-6904
                             1850 N. Central Ave.
                             Phoenix, AZ 85002


                             FINOVA COMMERCIAL MORTGAGE
                             LOAN OWNER TRUST 1998-1,
                                as the Trust


                             By:    Wilmington Trust Company,
                                    not in its individual capacity
                                    but solely as Owner Trustee

                             By:    /s/ James P. Lawler
                                ------------------------------------------------
                                   Name:  James P. Lawler
                                   Title: Vice President


                             Address for Notices:

                             FINOVA Commercial Mortgage Loan Owner
                             Trust 1998-1
                              c/o Wilmington Trust Company
                             Rodney Square North
                             1100 North Market Street

                             Wilmington, Delaware 19890
                             Attention: Corporate Trust Administration
                             Telecopy: (302) 651-8882
                             Telephone:(302) 651-1000



                             LASALLE NATIONAL BANK,
                               as Custodian

                             By:  /s/ Mary Anne Ashmore
                                ------------------------------------------------
                                  Name:  Mary Anne Ashmore
                                  Title: Vice President

                             Address for Notices:
                             135 South LaSalle Street, Suite 1625
                             Chicago, Illinois 60674-4107
                             Attention:  FINOVA Commercial Mortgage
                             Loan Owner Trust 1998-1
                             c/o Mark Henrikson
                             Telecopier No.:  (312) 904-2084
                             Telephone No.:  (312) 904-0335


                             Wilmington Trust Company,
                             as Owner Trustee

                             By:  /s/ James P. Lawler
                                ------------------------------------------------
                                  Name:  James P. Lawler
                                  Title: Vice President



                             Address for Notices:
                             Rodney Square North
                             1100 North Market Street
                             Wilmington, Delaware 19890
                             Attention: Corporate Trust Administration
                             Telecopy: (302) 651-8882
                             Telephone:(302) 651-1000

                                                                         Annex 1
                                                          to Custodial Agreement

                                REVIEW PROCEDURES

         This Annex sets forth the Custodian's review procedures for each item listed below delivered by the Loan Originator pursuant to the Custodial Agreement (the "Agreement") to which this Annex is attached. Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Agreement.

         1. the Promissory Note and the Mortgage, each appear to bear an original signature or signatures purporting to be the signature or signatures of the Person or Persons named as the maker and Borrower or grantor, or in the case of copies of the Mortgage permitted under Section 3.04(a)(3) of the Trust and Servicing Agreement, that such copies bear a reproduction of such signature;

         2. the amount of the Promissory Note is the same as the amount specified on the related Mortgage, as applicable;

         3. the mortgagee is the same as the payee on the Promissory Note;

         4. the Mortgage contains a legal description other than address, city and state on the first page;

         5. the notary section (acknowledgment) is present and attached to the related Mortgage, and is signed;

         6. neither the original Promissory Note, nor the Mortgage, delivered pursuant to the Agreement, nor the original Assignment of Mortgage contain any notations on their face which appear in the good faith judgment of the Custodian to evidence any claims, liens, security interests, encumbrances or restrictions on transfer;

         7. the Promissory Note is endorsed in blank by the named holder or payee thereof;

         8. each original Assignment of Mortgage, and any intervening assignment of mortgage appears to bear the original signature of the named mortgagee or beneficiary including any subsequent assignors, as applicable, from the originating Person to the Loan Originator;

         9. the date of each intervening assignment is on or after the date of the related Mortgage and/or the immediately preceding assignment, as the case may be;

         10. the notary section (acknowledgment) is present and attached to each intervening assignment and is signed; and

         11. based upon a review of the Promissory Note, items (i), (ii), (iii),
(ix), (xi) and (xii) as of the origination date of the Loan with respect to such Loan, as set forth in the Loan

                                   Annex 1-1

Schedule delivered by the Loan Originator to the Custodian are the same as shown in the Promissory Note.


                                   Annex 1-2

                                                                       Annex 2-A
                                                          to Custodial Agreement

                LOAN ORIGINATOR'S REQUEST FOR RELEASE AND RECEIPT

                                     [Date]


LaSalle National Bank, as Custodian
135 South LaSalle Street, Suite 1625
Chicago, Illinois 60674-4107
Attention:  FINOVA Commercial Mortgage
Loan Owner Trust 1998-1
c/o Mark Henrikson
Telecopier No.:  (312) 904-2084
Telephone No.:  (312) 904-0335



         Re: Custodial Agreement dated as of September 1, 1998 (the "Custodial Agreement"), among FINOVA CAPITAL CORPORATION, as Servicer, LASALLE NATIONAL BANK, as Custodian, WILMINGTON TRUST COMPANY, as Owner Trustee and FINOVA COMMERCIAL MORTGAGE LOAN OWNER TRUST 1998-1, as Trust

        In connection with the Custodial Loan Files held by the Custodian, we request the release, and acknowledge receipt, of the (Custodial Loan File/[specify document]) for the Loan described below, for the reason indicated.

Borrower's Name, Address & Zip Code:



Loan Number:



Reason for Requesting Documents (check one)

                  Reason for Requesting Documents (check one)

_____    1.       Loan repurchased pursuant to Section 3.05 or 4.05 of the Trust and Servicing Agreement. (Loan Originator hereby certifies that the Purchase Price has been credited to the Collection
                  Account).

_____    2.       Loan substituted pursuant to Section 3.05 or 4.05 of the Trust and Servicing Agreement. (Loan Originator hereby certifies that a Custodial Loan File with respect to a Qualified
                  Substitute Loan or Loans have been deposited with the

                                   Annex 2A-1

                  Custodian and any applicable Substitution Adjustment has been credited to the Collection Account).


                                   Annex 2A-2

_____    3.       Loan subject to documentation corrections for errors and
                  ambiguities. (Loan Originator hereby certifies that the documentation released pursuant to this Request for Release and Receipt has errors or ambiguities that require correction and that such documentation shall be corrected in a prompt manner and returned to the Custodian within 14 days in accordance with the terms of the Custodial Agreement.

         Please release to us the specified documents, as well as any additional documents in your possession relating to the above specified Loan[s].

         We will return each aforementioned document within 10 calendar days of receipt thereof. We as Loan Originator hereby further represent and warrant to the Owner Trustee that our request for release of these Loan Documents for correction of documentary deficiencies is solely for the purposes of correcting such deficiencies in preparation for returning such Loan Documents to the Custodian and that we have requested such release in compliance with all terms and conditions of such release set forth in the Trust and Servicing Agreement.

         Capitalized words used and not otherwise defined herein have the meanings assigned to them in the Trust and Servicing Agreement.

                                     FINOVA CAPITAL CORPORATION,

                                     as Loan Originator

                                     By:_______________________________

                                        Name:
                                        Title:
                                        Date:

SUCH RELEASE APPROVED BY
THE INITIAL CLASS A CERTIFICATEHOLDER:

By:_______________________________
   Name:
   Title:


                                   Annex 2A-3

                                                                       Annex 2-B
                                                          to Custodial Agreement

                   SERVICER'S REQUEST FOR RELEASE AND RECEIPT

                                     [Date]


LaSalle National Bank, as Custodian
135 South LaSalle Street, Suite 1625
Chicago, Illinois 60674-4107
Attention:  FINOVA Commercial Mortgage
Loan Owner Trust 1998-1
c/o Mark Henrikson
Telecopier No.:  (312) 904-2084
Telephone No.:  (312) 904-0335



         Re: Custodial Agreement dated as of September 1, 1998 (the "Custodial Agreement"), among FINOVA CAPITAL CORPORATION, as Servicer, LASALLE NATIONAL BANK, as Custodian, WILMINGTON TRUST COMPANY, as Owner Trustee and FINOVA COMMERCIAL MORTGAGE LOAN OWNER TRUST 1998-1, as Trust

        In connection with the Custodial Loan Files held by the Custodian, we request the release, and acknowledge receipt, of the (Custodial Loan File/[specify document]) for the Loan described below, for the reason indicated.

Borrower's Name, Address & Zip Code:



Loan Number:



         Reason for Requesting Documents (check one)

_____    1. Loan paid in full. (Servicer hereby certifies that all amounts received in connection therewith have been credited to the Collection Account).

_____    2. Loan liquidated. (Servicer hereby certifies that all Insurance
Proceeds of foreclosure, or other liquidation have been finally received and credited to the Collection Account).

_____    3. Loan in foreclosure or another method of liquidation pursuant to
Accepted Servicing Procedures and the Trust and Servicing Agreement.



                                   Annex 2B-1

_____    4. Release for servicing, to be returned to the Custodian promptly after the need for possession of such documents has ceased in accordance with the Custodial Agreement. (explain):

          _______________________________________________________

          _______________________________________________________

         Please release to us the specified documents, as well as any additional documents in your possession relating to the above specified Loan[s].

         If line 4 above is checked, upon our return of all of the above documents to you, as Custodian, please acknowledge your receipt by signing in the space indicated below, and returning this form.

         Servicer represents and warrants that such release and delivery to Servicer shall note cause the Custodial Loan Files held by the Servicer to exceed five (5) Custodial Loan Files on any one date.

         Capitalized words used and not otherwise defined herein have the meanings assigned to them in the Trust and Servicing Agreement.

                                   FINOVA CAPITAL CORPORATION,
                                     as Servicer

                                   By:_______________________________
                                      Name:
                                      Title:
                                      Date:




cc:  Morgan Stanley Securitization
      Funding Incorporated


                                   Annex 2B-2

                                                                       Annex 2-C
                                                          to Custodial Agreement

                     TRUST'S REQUEST FOR RELEASE AND RECEIPT

                                     [Date]


LaSalle National Bank, as Custodian
135 South LaSalle Street, Suite 1625
Chicago, Illinois 60674-4107
Attention:  FINOVA Commercial Mortgage
Loan Owner Trust 1998-1
c/o Mark Henrikson
Telecopier No.:  (312) 904-2084
Telephone No.:  (312) 904-0335


Attention: FINOVA Commercial Mortgage Loan Owner Trust 1998-1

         Re: Custodial Agreement dated as of September 1, 1998 (the "Custodial Agreement"), among FINOVA CAPITAL CORPORATION, as Servicer, LASALLE NATIONAL BANK, as Custodian, WILMINGTON TRUST COMPANY, as Owner Trustee and FINOVA COMMERCIAL MORTGAGE LOAN OWNER TRUST 1998-1, as Trust

        In connection with the Custodial Loan Files held by the Custodian, we request the release, and acknowledge receipt, of the (Custodial Loan File/[specify document]) for the Loan described below, for the reason indicated.

Borrower's Name, Address & Zip Code:



Loan Number:



Reason for Requesting Documents:

         The Loans corresponding to such Custodial Loan Files are subject to sale in a Securitization.

         Please release to us the specified documents, as well as any additional documents in your possession relating to the above specified Loans.

         Capitalized words used and not otherwise defined herein have the meanings assigned to them in the Trust and Servicing Agreement.

                                   Annex 2C-1

                               FINOVA COMMERCIAL MORTGAGE LOAN
                                 OWNER TRUST 1998-1, as Trust



                               By: Wilmington Trust Company,
                                   not in its individual capacity but solely as
                                   Owner Trustee

                               By:_________________________________
                                   Name:
                                   Title:



SUCH RELEASE APPROVED BY
THE INITIAL CLASS A CERTIFICATEHOLDER:

By:_________________________________
Name:_______________________________
Title:______________________________




                                   Annex 2C-2

                                                                         Annex 3
                                                          to Custodial Agreement


         AUTHORIZED REPRESENTATIVES OF INITIAL CLASS A CERTIFICATEHOLDER


         Name                                         Specimen Signature


         _________________________                    __________________________


         _________________________                    __________________________


         _________________________                    __________________________


         _________________________                    __________________________


         _________________________                    __________________________

                                    Annex 3-1

                                                                         Annex 4
                                                          to Custodial Agreement


                  AUTHORIZED REPRESENTATIVES OF LOAN ORIGINATOR


         Name                                         Specimen Signature


         _________________________                    __________________________


         _________________________                    __________________________


         _________________________                    __________________________


         _________________________                    __________________________


         _________________________                    __________________________

                                    Annex 4-1

                                                                         Annex 5
                                                          to Custodial Agreement


                     AUTHORIZED REPRESENTATIVES OF CUSTODIAN


         Name                                         Specimen Signature


         _________________________                    __________________________


         _________________________                    __________________________


         _________________________                    __________________________


         _________________________                    __________________________


         _________________________                    __________________________

                                    Annex 5-1

                                                                         Annex 6
                                                          to Custodial Agreement


                     AUTHORIZED REPRESENTATIVES OF SERVICER


         Name                                         Specimen Signature


         _________________________                    __________________________


         _________________________                    __________________________


         _________________________                    __________________________


         _________________________                    __________________________


         _________________________                    __________________________

                                    Annex 6-1

                                                                         Annex 7
                                                          to Custodial Agreement


                       AUTHORIZED REPRESENTATIVES OF TRUST


         Name                                         Specimen Signature


         _________________________                    __________________________


         _________________________                    __________________________


         _________________________                    __________________________


         _________________________                    __________________________


         _________________________                    __________________________

                                    Annex 7-1

                                                                         Annex 8
                                                          to Custodial Agreement

                           FORM OF LOST NOTE AFFIDAVIT


                  I, as ___________________________ (title) of LaSalle National
Bank (the "Custodian"), am authorized to make this Affidavit on behalf of the Custodian. In connection with the administration of the Loans held by the Custodian on behalf of Wilmington Trust Company (the "Owner Trustee"), _______________ (hereinafter called "Deponent"), being duly sworn, deposes and says that:

                  1.       Custodian's address is:

                           _______________________

                           _______________________

                           _______________________

                  2. Custodian previously delivered to the Trust a Loan Schedule and Exceptions Report with respect to the Promissory Note, executed by _____________ in favor of _______________ in the amount of $____________________
which did not indicate such Promissory Note is missing;

                  3. Such Promissory Note is not outstanding pursuant to a Request for Release of Documents;

                  4. Aforesaid Promissory Note (hereinafter called the "Original") has been lost;

                  5. Deponent has made or has caused to be made diligent search for the Original and has been unable to find or recover same;

                  6. The Custodian was the Custodian of the Original at the time of loss; and

                  7. Deponent agrees that, if said Original should ever come into Custodian's possession, custody or power, Custodian will immediately and without consideration surrender the Original to the Owner Trustee.

                  8. Attached hereto is a true and correct copy of the Promissory Note, endorsed in blank by the Loan Originator, as provided by FINOVA COMMERCIAL MORTGAGE LOAN OWNER TRUST 1998-1 or its designee and (ii) the Mortgage which secures the Promissory Note, which is recorded at
___________________.

                  9. This Affidavit is intended to be relied on by the Trust, its successors, and assigns and LaSalle National Bank, as Custodian represents and warrants that it has the authority to perform its obligations under this Affidavit.

                                            EXECUTED THIS ____ day of
                                            _______, 199_, on behalf of
                                            the Custodian by:

                                            ____________________________
                                            Signature

                                            ____________________________
                                            Typed Name

                  On this _________ day of _______________________, 199_, before me appeared ____________________________________________, to me personally know, who being duly sworn did say that she/he is the ______________________________ of ______________________, and that said Affidavit of Lost Note was signed and sealed on behalf of such corporation and said _____________________________ acknowledged this instrument to be the free act and deed of said corporation.





                                         _____________________________________
                                         Notary Public in and for the
                                         State of ____________________________.


                                         My Commission expires: _______________.